STOCK PURCHASE AGREEMENT

THIS AGREEMENT is made and entered on 21 OCT 2018 by and between Phang Kuang Yoang ("Seller") and Benny Lee Joo Chai ("Purchaser").

WITNESSETH:

WHEREAS, the Seller is a stockholder in Global Bridge Capital, Inc., (hereinafter referred to as the "Corporation"), a Delaware corporation, and have the authority to sell their shares of capital stock, and

WHEREAS, the Purchaser desires to purchase said stock and the Sellers desire to sell said stock, upon the terms and subject to the conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and Agreements contained in this Agreement, and in order to consummate the purchase and the sale of the Corporation's Stock aforementioned, it is hereby agreed as follows:

AGREEMENT

1. **Purchase and Sale**. Subject to the terms and conditions hereinafter set forth, at the closing of the transaction contemplated hereby, Seller shall sell, convey, transfer, and deliver to the Purchaser any certificates representing such stock, if applicable, and the Purchaser shall purchase from the Seller the Corporation's Stock in consideration of the purchase price set forth in this Agreement. The certificates representing the Corporation's Stock shall be duly endorsed for transfer or accompanied by appropriate stock transfer powers duly executed in blank, in either case with signatures guaranteed in the customary fashion and shall have all the necessary documentary transfer tax stamps affixed thereto at the expense of the Sellers.

2. **Closing.** The closing of the transactions contemplated by this Agreement (the "Closing"), shall be electronic on the date set forth above.

3. **Amount and Payment of Purchase Price**. As total consideration for the purchase and sale of the Corporation's Stock, pursuant to this Agreement, the Purchaser shall pay to the Sellers the sum of $125 for 1,250,000 shares, such total consideration to be referred to in this Agreement as the "Purchase Price." The Purchase Price shall be delivered to Seller upon the execution of this Agreement.

4. **Representations and Warranties of Seller**. Seller hereby warrants and represents:

(a) Organization and Standing. Seller is a stockholder and record owner of the issued and outstanding shares of the capital stock of the Corporation, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) Restrictions on Stock. The Seller is not a party to any Agreement, written or oral, creating rights in respect to the Corporation's Stock in any third person or relating to the voting

of the Corporation's Stock. Seller is the lawful owner of the Stock, free and clear of all security interests, liens, encumbrances, equities and other charges. There are no existing warrants, options, stock purchase agreements, redemption agreements, restrictions of any nature, calls or rights to subscribe of any character relating to the stock, nor are there any securities convertible into such stock.

5. **Representations and Warranties of Seller and Purchaser**. Seller and Purchaser hereby represent and warrant that there has been no act or omission by Seller and Purchaser which would give rise to any valid claim against any of the parties hereto for a brokerage commission, finder's fee, or other like payment in connection with the transactions contemplated hereby.

6. **General Provisions**

(a) Entire Agreement. This Agreement (including any written amendments hereof executed by the parties) constitutes the entire Agreement and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

(b) Sections and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

(c) Governing Law. This Agreement, and all transactions contemplated hereby, shall be governed by, construed and enforced in accordance with the laws of the State of Delaware. In the event that litigation results from or arises out of this Agreement or the performance thereof, the parties agree to reimburse the prevailing party's reasonable attorney's fees, court costs, and all other expenses, whether or not taxable by the court as costs, in addition to any other relief to which the prevailing party may be entitled.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, this Agreement has been executed by each of the individual parties hereto on the date first above written.

SELLERS:

Phang Kuang Yoang	Date

PURCHASER:

Benny Lee Joo Chai	Date

STOCK PURCHASE AGREEMENT

THIS AGREEMENT is made and entered on 21 OCT 2018 by and between Dennis Patrick McMahon ("Seller") and Benny Lee Joo Chai ("Purchaser").

WITNESSETH:

WHEREAS, the Seller is a stockholder in Global Bridge Capital, Inc., (hereinafter referred to as the "Corporation"), a Delaware corporation, and have the authority to sell their shares of capital stock, and

WHEREAS, the Purchaser desires to purchase said stock and the Sellers desire to sell said stock, upon the terms and subject to the conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and Agreements contained in this Agreement, and in order to consummate the purchase and the sale of the Corporation's Stock aforementioned, it is hereby agreed as follows:

AGREEMENT

1. **Purchase and Sale**. Subject to the terms and conditions hereinafter set forth, at the closing of the transaction contemplated hereby, Seller shall sell, convey, transfer, and deliver to the Purchaser any certificates representing such stock, if applicable, and the Purchaser shall purchase from the Seller the Corporation's Stock in consideration of the purchase price set forth in this Agreement. The certificates representing the Corporation's Stock shall be duly endorsed for transfer or accompanied by appropriate stock transfer powers duly executed in blank, in either case with signatures guaranteed in the customary fashion and shall have all the necessary documentary transfer tax stamps affixed thereto at the expense of the Sellers.

2. **Closing.** The closing of the transactions contemplated by this Agreement (the "Closing"), shall be electronic on the date set forth above.

3. **Amount and Payment of Purchase Price**. As total consideration for the purchase and sale of the Corporation's Stock, pursuant to this Agreement, the Purchaser shall pay to the Sellers the sum of $10 for 100,000 shares, such total consideration to be referred to in this Agreement as the "Purchase Price." The Purchase Price shall be delivered to Seller upon the execution of this Agreement.

4. **Representations and Warranties of Seller**. Seller hereby warrants and represents:

(a) Organization and Standing. Seller is a stockholder and record owner of the issued and outstanding shares of the capital stock of the Corporation, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) Restrictions on Stock. The Seller is not a party to any Agreement, written or oral, creating rights in respect to the Corporation's Stock in any third person or relating to the voting

of the Corporation's Stock. Seller is the lawful owner of the Stock, free and clear of all security interests, liens, encumbrances, equities and other charges. There are no existing warrants, options, stock purchase agreements, redemption agreements, restrictions of any nature, calls or rights to subscribe of any character relating to the stock, nor are there any securities convertible into such stock.

5. **Representations and Warranties of Seller and Purchaser**. Seller and Purchaser hereby represent and warrant that there has been no act or omission by Seller and Purchaser which would give rise to any valid claim against any of the parties hereto for a brokerage commission, finder's fee, or other like payment in connection with the transactions contemplated hereby.

6. **General Provisions**

(a) Entire Agreement. This Agreement (including any written amendments hereof executed by the parties) constitutes the entire Agreement and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

(b) Sections and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

(c) Governing Law. This Agreement, and all transactions contemplated hereby, shall be governed by, construed and enforced in accordance with the laws of the State of Delaware. In the event that litigation results from or arises out of this Agreement or the performance thereof, the parties agree to reimburse the prevailing party's reasonable attorney's fees, court costs, and all other expenses, whether or not taxable by the court as costs, in addition to any other relief to which the prevailing party may be entitled.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, this Agreement has been executed by each of the individual parties hereto on the date first above written.

SELLERS:

Dennis McMahon

______________________________ ______________________________

Dennis Patrick McMahon Date

PURCHASER:

______________________________ ______________________________

Benny Lee Joo Chai Date

STOCK PURCHASE AGREEMENT

THIS AGREEMENT is made and entered on 21 OCT 2018 by and between Jeremy Mah Waye Shawn ("Seller") and Benny Lee Joo Chai ("Purchaser").

WITNESSETH:

WHEREAS, the Seller is a stockholder in Global Bridge Capital, Inc., (hereinafter referred to as the "Corporation"), a Delaware corporation, and have the authority to sell their shares of capital stock, and

WHEREAS, the Purchaser desires to purchase said stock and the Sellers desire to sell said stock, upon the terms and subject to the conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and Agreements contained in this Agreement, and in order to consummate the purchase and the sale of the Corporation's Stock aforementioned, it is hereby agreed as follows:

AGREEMENT

1. **Purchase and Sale**. Subject to the terms and conditions hereinafter set forth, at the closing of the transaction contemplated hereby, Seller shall sell, convey, transfer, and deliver to the Purchaser any certificates representing such stock, if applicable, and the Purchaser shall purchase from the Seller the Corporation's Stock in consideration of the purchase price set forth in this Agreement. The certificates representing the Corporation's Stock shall be duly endorsed for transfer or accompanied by appropriate stock transfer powers duly executed in blank, in either case with signatures guaranteed in the customary fashion and shall have all the necessary documentary transfer tax stamps affixed thereto at the expense of the Sellers.

2. **Closing.** The closing of the transactions contemplated by this Agreement (the "Closing"), shall be electronic on the date set forth above.

3. **Amount and Payment of Purchase Price**. As total consideration for the purchase and sale of the Corporation's Stock, pursuant to this Agreement, the Purchaser shall pay to the Sellers the sum of $375 for 3,750,000 shares, such total consideration to be referred to in this Agreement as the "Purchase Price." The Purchase Price shall be delivered to Seller upon the execution of this Agreement.

4. **Representations and Warranties of Seller**. Seller hereby warrants and represents:

(a) Organization and Standing. Seller is a stockholder and record owner of the issued and outstanding shares of the capital stock of the Corporation, which is a

corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) Restrictions on Stock. The Seller is not a party to any Agreement, written or oral, creating rights in respect to the Corporation's Stock in any third person or relating to the voting of the Corporation's Stock. Seller is the lawful owner of the Stock, free and clear of all security interests, liens, encumbrances, equities and other charges. There are no existing warrants, options, stock purchase agreements, redemption agreements, restrictions of any nature, calls or rights to subscribe of any character relating to the stock, nor are there any securities convertible into such stock.

5. **Representations and Warranties of Seller and Purchaser**. Seller and Purchaser hereby represent and warrant that there has been no act or omission by Seller and Purchaser which would give rise to any valid claim against any of the parties hereto for a brokerage commission, finder's fee, or other like payment in connection with the transactions contemplated hereby.

6. **General Provisions**

(a) Entire Agreement. This Agreement (including any written amendments hereof executed by the parties) constitutes the entire Agreement and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

(b) Sections and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

(c) Governing Law. This Agreement, and all transactions contemplated hereby, shall be governed by, construed and enforced in accordance with the laws of the State of Delaware. In the event that litigation results from or arises out of this Agreement or the performance thereof, the parties agree to reimburse the prevailing party's reasonable attorney's fees, court costs, and all other expenses, whether or not taxable by the court as costs, in addition to any other relief to which the prevailing party may be entitled.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, this Agreement has been executed by each of the individual parties hereto on the date first above written.

SELLERS:

Jeremy Mah Waye Shawn

Date

PURCHASER:

Benny Lee Joo Chai

Date

STOCK PURCHASE AGREEMENT

THIS AGREEMENT is made and entered on 2 1 OCT 2018 by and between Goh Hock Seng ("Seller") and Benny Lee Joo Chai ("Purchaser").

WITNESSETH:

WHEREAS, the Seller is a stockholder in Global Bridge Capital, Inc., (hereinafter referred to as the "Corporation"), a Delaware corporation, and have the authority to sell their shares of capital stock, and

WHEREAS, the Purchaser desires to purchase said stock and the Sellers desire to sell said stock, upon the terms and subject to the conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and Agreements contained in this Agreement, and in order to consummate the purchase and the sale of the Corporation's Stock aforementioned, it is hereby agreed as follows:

AGREEMENT

1. **Purchase and Sale**. Subject to the terms and conditions hereinafter set forth, at the closing of the transaction contemplated hereby, Seller shall sell, convey, transfer, and deliver to the Purchaser any certificates representing such stock, if applicable, and the Purchaser shall purchase from the Seller the Corporation's Stock in consideration of the purchase price set forth in this Agreement. The certificates representing the Corporation's Stock shall be duly endorsed for transfer or accompanied by appropriate stock transfer powers duly executed in blank, in either case with signatures guaranteed in the customary fashion and shall have all the necessary documentary transfer tax stamps affixed thereto at the expense of the Sellers.

2. **Closing.** The closing of the transactions contemplated by this Agreement (the "Closing"), shall be electronic on the date set forth above.

3. **Amount and Payment of Purchase Price**. As total consideration for the purchase and sale of the Corporation's Stock, pursuant to this Agreement, the Purchaser shall pay to the Sellers the sum of $500 for 5,000,000 shares, such total consideration to be referred to in this Agreement as the "Purchase Price." The Purchase Price shall be delivered to Seller upon the execution of this Agreement.

4. **Representations and Warranties of Seller**. Seller hereby warrants and represents:

(a) Organization and Standing. Seller is a stockholder and record owner of the issued and outstanding shares of the capital stock of the Corporation, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) Restrictions on Stock. The Seller is not a party to any Agreement, written or oral, creating rights in respect to the Corporation's Stock in any third person or relating to the voting

of the Corporation's Stock. Seller is the lawful owner of the Stock, free and clear of all security interests, liens, encumbrances, equities and other charges. There are no existing warrants, options, stock purchase agreements, redemption agreements, restrictions of any nature, calls or rights to subscribe of any character relating to the stock, nor are there any securities convertible into such stock.

5. **Representations and Warranties of Seller and Purchaser**. Seller and Purchaser hereby represent and warrant that there has been no act or omission by Seller and Purchaser which would give rise to any valid claim against any of the parties hereto for a brokerage commission, finder's fee, or other like payment in connection with the transactions contemplated hereby.

6. **General Provisions**

(a) Entire Agreement. This Agreement (including any written amendments hereof executed by the parties) constitutes the entire Agreement and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

(b) Sections and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

(c) Governing Law. This Agreement, and all transactions contemplated hereby, shall be governed by, construed and enforced in accordance with the laws of the State of Delaware. In the event that litigation results from or arises out of this Agreement or the performance thereof, the parties agree to reimburse the prevailing party's reasonable attorney's fees, court costs, and all other expenses, whether or not taxable by the court as costs, in addition to any other relief to which the prevailing party may be entitled.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, this Agreement has been executed by each of the individual parties hereto on the date first above written.

SELLERS:

____________________________ ________________________

Goh Hock Seng Date

PURCHASER:

____________________________ ________________________

Benny Lee Joo Chai Date

STOCK PURCHASE AGREEMENT

THIS AGREEMENT is made and entered on 21 OCT 2018 by and between Tan Yu Chai ("Seller") and Benny Lee Joo Chai ("Purchaser").

WITNESSETH:

WHEREAS, the Seller is a stockholder in Global Bridge Capital, Inc., (hereinafter referred to as the "Corporation"), a Delaware corporation, and have the authority to sell their shares of capital stock, and

WHEREAS, the Purchaser desires to purchase said stock and the Sellers desire to sell said stock, upon the terms and subject to the conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and Agreements contained in this Agreement, and in order to consummate the purchase and the sale of the Corporation's Stock aforementioned, it is hereby agreed as follows:

AGREEMENT

1. **Purchase and Sale.** Subject to the terms and conditions hereinafter set forth, at the closing of the transaction contemplated hereby, Seller shall sell, convey, transfer, and deliver to the Purchaser any certificates representing such stock, if applicable, and the Purchaser shall purchase from the Seller the Corporation's Stock in consideration of the purchase price set forth in this Agreement. The certificates representing the Corporation's Stock shall be duly endorsed for transfer or accompanied by appropriate stock transfer powers duly executed in blank, in either case with signatures guaranteed in the customary fashion and shall have all the necessary documentary transfer tax stamps affixed thereto at the expense of the Sellers.

2. **Closing.** The closing of the transactions contemplated by this Agreement (the "Closing"), shall be electronic on the date set forth above.

3. **Amount and Payment of Purchase Price.** As total consideration for the purchase and sale of the Corporation's Stock, pursuant to this Agreement, the Purchaser shall pay to the Sellers the sum of $500 for 5,000,000 shares, such total consideration to be referred to in this Agreement as the "Purchase Price." The Purchase Price shall be delivered to Seller upon the execution of this Agreement.

4. **Representations and Warranties of Seller.** Seller hereby warrants and represents:

(a) Organization and Standing. Seller is a stockholder and record owner of the issued and outstanding shares of the capital stock of the Corporation, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) Restrictions on Stock. The Seller is not a party to any Agreement, written or oral, creating rights in respect to the Corporation's Stock in any third person or relating to the voting

of the Corporation's Stock. Seller is the lawful owner of the Stock, free and clear of all security interests, liens, encumbrances, equities and other charges. There are no existing warrants, options, stock purchase agreements, redemption agreements, restrictions of any nature, calls or rights to subscribe of any character relating to the stock, nor are there any securities convertible into such stock.

5. **Representations and Warranties of Seller and Purchaser.** Seller and Purchaser hereby represent and warrant that there has been no act or omission by Seller and Purchaser which would give rise to any valid claim against any of the parties hereto for a brokerage commission, finder's fee, or other like payment in connection with the transactions contemplated hereby.

6. **General Provisions**

(a) Entire Agreement. This Agreement (including any written amendments hereof executed by the parties) constitutes the entire Agreement and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

(b) Sections and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

(c) Governing Law. This Agreement, and all transactions contemplated hereby, shall be governed by, construed and enforced in accordance with the laws of the State of Delaware. In the event that litigation results from or arises out of this Agreement or the performance thereof, the parties agree to reimburse the prevailing party's reasonable attorney's fees, court costs, and all other expenses, whether or not taxable by the court as costs, in addition to any other relief to which the prevailing party may be entitled.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, this Agreement has been executed by each of the individual parties hereto on the date first above written.

SELLERS:

______________________________ ________________________

Tan Yu Chai Date

please si

PURCHASER:

______________________________ ________________________

Benny Lee Joo Chai Date